UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 3, 2011

RealNetworks, Inc.

(Exact name of registrant as specified in its charter)

WASHINGTON	0-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Elliott Avenue, Suite 1000

Seattle, Washington 98121

(Address of principal executive offices) (Zip code)

(206) 674-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 3, 2011, RealNetworks, Inc. (the “Company” or “RealNetworks”) announced via press release the Company’s financial results for the quarter and nine months ended September 30, 2011. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and additional information regarding the inclusion of non-GAAP financial measures in certain of the Company’s public disclosures, including its third quarter 2011 financial results announcement, is included as Exhibit 99.2. The information in Item 2.02 of this Form 8-K is intended to be furnished to the Securities and Exchange Commission (“SEC”). This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by RealNetworks, Inc. dated November 3, 2011

99.2	Information Regarding Non-GAAP Financial Measures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/s/ Michael Eggers
Michael Eggers Senior Vice President, Chief Financial Officer and Treasurer

Dated: November 3, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by RealNetworks, Inc. dated November 3, 2011

99.2	Information Regarding Non-GAAP Financial Measures